Exhibit 99.1

Transform Therapies. Reimagine Lives. March 2025 Corporate Presentation Supplemental Materials

2 © Alumis Forward - Looking Statements This presentation contains forward looking statements within the meaning of federal securities laws, including the “safe harb or” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates a nd expectations of management of Alumis Inc. (“Alumis”) and ACELYRIN, Inc. (“ACELYRIN”) in light of historical results and trends, current conditions and potential future developmen ts, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. T he inclusion of forward - looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expec t,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “f or ecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward - looking statements. All statements, other than statements of historical facts, including express or impl ied statements regarding the proposed transaction; the conversion of equity interests contemplated by the agreement and plan of merger, dated as of February 6, 2025, by and among t he parties (the “merger agreement”); the issuance of common stock of Alumis contemplated by the merger agreement; the expected f ili ng by Alumis with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S - 4 (the “registration statement”) and a joint proxy statement/prospe ctus of Alumis and ACELYRIN to be included therein (the “joint proxy statement/prospectus”); the expected timing of the closi ng of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transa cti on; the sufficiency of the combined company’s capital resources; the combined company’s cash runway; the competitive ability and position of the combined company; the clinical pipeline of the combined company; and any assumptions underlying any of the foregoing, are forward - looking statements. Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a tim ely basis or at all, which may adversely affect Alumis’ and ACELYRIN’s businesses and the price of their respective securities; ( ii ) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Alumis’ stockholders a nd ACELYRIN’S stockholders, and the potential failure to satisfy the other conditions to the consummation of the transaction; (i ii) the effect of the announcement, pendency or completion of the proposed transaction on each of Alumis’ or ACELYRIN’s ability to attract, motivate, retain and hire key per son nel and maintain relationships with partners, suppliers and others with whom Alumis or ACELYRIN does business, or on Alumis’ or ACELYRIN’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Alumis’ and ACELYRIN’s ongoing business ope rat ions; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed t ran saction thereupon, including resulting expense or delay; (vi) that Alumis or ACELYRIN may be adversely affected by other economic, business and/or competitive factors; (vii) t he occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, includ ing in circumstances which would require Alumis or ACELYRIN to pay a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impa ct Alumis’ or ACELYRIN’s ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anti cip ated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, compe tit ive and technological changes; (xi) risks relating to the value of Alumis securities to be issued in the proposed transaction ; ( xii) the risk that integration of the proposed transaction post closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from th e t ransaction; (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Alumis and ACELYRIN; (xiv) the implementation of each of Alumis’ and ACELYRIN’s business model and strategic plans for product candidates and pipe lin e, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing an d new products and product candidates; (xv) the scope, progress, results and costs of developing Alumis’ and ACELYRIN’s product candidates and any future product candidates, in cluding conducting preclinical studies and clinical trials, and otherwise related to the research and development of Alumis’ and ACELYRIN’s pipeline; (xvi) the timing and costs involved in obtaining and maintaining regulatory approval for Alumis’ and ACELYRIN’s current or future product candidates, and any rel ate d restrictions, limitations and/or warnings in the label of any approved product; (xvii) the market for, adoption (including rat e and degree of market acceptance) and pricing and reimbursement of Alumis’ and ACELYRIN’s product candidates, if approved, and their respective abilities to compete with thera pie s and procedures that are rapidly growing and evolving; (xviii) uncertainties in contractual relationships, including collabo rat ions, partnerships, licensing or other arrangements and the performance of third party suppliers and manufacturers; (xix) the ability of each of Alumis and ACELYRIN to establish and ma intain intellectual property protection for products or avoid or defend claims of infringement; (xx) Alumis’ ability to succe ssf ully integrate ACELYRIN’s operations and personnel; and (xxi) potential delays in initiating, enrolling or completing preclinical studies and clinical trials. These risks, as well as other risks related to the proposed transaction, will be described in the registration statement and the joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the registration statement are considered representative, no such list should be considered to be a complete sta tem ent of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward looking statements, please refer to Alumis’ and ACELYRIN’s respective periodic reports and other filings with the SEC, includ ing the risk factors identified in Alumis’ and ACELYRIN’s most recent Quarterly Reports on Form 10 Q and/or Annual Reports on For m 10 K. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Alumis and ACELYRIN and their respective bus inesses, including factors that potentially could materially affect their respective businesses, financial conditions or oper ati ng results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward looking statements, and not to place undue reliance on any fo rwa rd - looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described i n other documents Alumis and ACELYRIN file from time to time with the SEC. The forward - looking statements included in this presentation are made only as of the date hereof. Alumis assumes no obligation a nd does not intend to update these forward - looking statements, even if new information becomes available in the future, except a s required by law. This presentation contains trademarks, service marks, trade names and copyrights of Alumis and other companies which are the pro perty of their respective owners. This presentation discusses product candidates that are under clinical study and which have no t yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses fo r which they are being studied. This presentation also contains estimates and other statistical data made by independent part ies and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue wei ght to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee thei r a ccuracy or completeness. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necess ari ly subject to a high degree of uncertainty and risk. Additional Information and Where to Find It In connection with the proposed merger, Alumis intends to file with the SEC the registration statement, which will include th e j oint proxy statement/prospectus. After the registration statement has been declared effective by the SEC, the joint proxy sta tem ent/prospectus will be delivered to stockholders of Alumis and ACELYRIN. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ALUMIS AND ACELYRIN ARE URGED TO RE AD THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE M ERG ER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ME RGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when available) a nd other documents filed by Alumis and ACELYRIN with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the doc ume nts filed with the SEC by Alumis will be available free of charge under the SEC Filings heading of the Investor Relations sec tio n of Alumis’ website at https://investors.alumis.com/. Copies of the documents filed with the SEC by ACELYRIN will be available free of charge under the Financials & Filings headin g o f the Investor Relations section of ACELYRIN’s website at https://investors.acelyrin.com/. Participants in the Solicitation Alumis and ACELYRIN and their respective directors and executive officers may be deemed to be participants in the solicitatio n o f proxies in respect of the proposed transaction. Information about Alumis’ directors and executive officers is set forth in Alu mis’ registration statement on Form S - 1/A (File No. 333 280068), which was filed with the SEC on June 24, 2024. Information about ACELYRIN’s directors and executive officers is set for th in the proxy statement for ACELYRIN’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2024, an d ACELYRIN’s Current Reports on Form 8 - K filed with the SEC on May 28, 2024, August 13, 2024 and December 10, 2024. Stockholders may obtain additional information regarding the int erests of such participants by reading the registration statement and the joint proxy statement/prospectus and other relevant ma terials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it beco mes available before making any voting or investment decisions. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitat ion of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s al e would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the re quirements of Section 10 of the Securities Act of 1933, as amended.

Creating a Leading I&I Company with Multiple Upcoming Expected Development Milestones and Extended Runway into 2027 alumis

ACELYRIN

- **Creates a late-stage clinical biopharma company** dedicated to innovating, developing and commercializing transformative therapies for immune-mediated diseases
- Differentiated pipeline with multiple upcoming milestones expected, including:
  - Topline data from **Phase 3 ONWARD trials** for Alumis' ESK-001 in moderate-to-severe plaque psoriasis **now expected for readout in 1Q 2026**
  - Topline data from **Phase 2b LUMUS trial in systemic lupus erythematosus** on track for **readout in 2026**
  - **Phase 2** clinical trial **initiation** for Alumis' **A-005 in MS**
  - Addition of **lonigutamab**, a subcutaneously delivered anti-IGF-1R for thyroid eye disease (TED), with committed capital for a clinical development plan to evaluate its potential differentiation
- **Pro forma cash of ~$737 million** as of December 31, 2024, provides **runway into 2027 beyond multiple expected clinical readouts**[1]
- Combined company to benefit from **world-class leadership team with proven record of operating discipline and capital efficiency**

© Alumis

alumis

1. Preliminary, unaudited and subject to change

3

Late-Stage Pipeline with Multiple Near-Term Catalysts

TARGET		DEVELOPMENT: PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	ANTICIPATED MILESTONES
ESK-001 *(TYK2)*	Moderate-to-Severe Plaque Psoriasis (PsO)					*1Q 2026: Phase 3 topline data*
	Systemic Lupus Erythematosus (SLE)					*2026: Phase 2b topline data*
	Add'l indications TBD PsA, IBD, etc.	*Other suitable development opportunities for ESK-001 include expanded Psoriasis indication, and/or other immunological indications outside the CNS*				
Lonigutamab *(anti-IGF-1R)*	Thyroid Eye Disease (TED)					*Mid-2025: Clinical development plan to be finalized*
A-005 *(TYK2)*	Multiple Sclerosis (MS)					*2025: Initiate Phase 2 in MS* *2026: Phase 2 topline data*
	Add'l indications TBD PAR, AD, etc.	*Expanded opportunities for A-005 include other neuroinflammatory or neurodegenerative indications*				
IRF5, Additional Targets	Undisclosed					*YE25: New clinical candidate*

› ***Post transaction close, we expect to evaluate lonigutamab's promising potential differentiation profile in TED with approximately $25-50M of committed capital and the combined expertise of Alumis and the lonigutamab team***

alumis

© Alumis

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Alumis Combination Optimizes Outcome for Patients and ACELYRIN Stockholders 5 © Alumis Lonigutamab is a Differentiated Molecule for the Treatment of TED and Deserves Continued Exploration for the Benefit of Patients 〉 Potential for commercially attractive product profile with improved safety and IV - like efficacy 〉 Robust and compelling Phase 1/2 clinical data that may enable clinical development plan that optimizes efficacy and safety Alumis is the Right Partner for ACELYRIN to Continue Clinical Development Plan of Lonigutamab 〉 World - class leadership team with proven record of developing innovative therapies, operating discipline and capital efficiency 〉 The Alumis team has significant experience in optimizing PK/PD and target product profile 〉 Alumis has significant ophthalmology expertise, and its Chief Commercial Officer ran the TEPEZZA franchise at Amgen Independent of the Proposed Merger With Alumis, ACELYRIN Expects to Continue the Development of Lonigutamab After Careful Consideration, the ACELYRIN Board Determined that the Indication of Interest From Concentra Was Unlikely to Lead to a Superior Proposal

Comparing Alternative Options for ACELYRIN Stockholders

	Combined Company		Standalone ACELYRIN
Product Candidates	• ESK-001 • Lonigutamab • A-005 • IRF5 • Additional Targets	**Deep Pipeline of Differentiated Assets**	• Lonigutamab
Upcoming Milestones	• **Mid-2025:** Finalize Plan for Lonigutamab • **2H25:** A-005 – MS Phase 2 Initiation • **2H25:** IND Filing for 3rd Clinical Candidate • **2025:** Once-Daily Formulation Established for ESK-001 • **1Q26:** ESK-001 – PsO Phase 3 Topline Data • **2026:** ESK-001 – SLE Phase 2b Topline Data • **2026:** A-005 – MS Phase 2 Topline Data	**Multiple Anticipated Near-Term Milestones Including Major Catalysts**	• Previously announced start of Phase 3 program in Q1 2025 with topline data in 2H 2026
Clinical-Stage Indications	• PsO • SLE • TED • MS	**Substantial Market Potential Across Immune-Mediated Diseases, Totaling $60Bn+[1]**	• TED
Potential Additional Indications	• Additional immunological indications (e.g, PsA, cutaneous lupus, IBD, etc.) • Other neuroinflammatory or neurodegenerative (e.g. PAR, AD, etc.)	**Broad Potential for Additional Indications**	

1. GlobalData, market research reports; Market size estimates for 2030 worldwide alumis

© Alumis

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We Believe That the Transaction Has Potential for Substantial Value Creation for ACELYRIN Stockholders

Combination With Alumis Is Estimated To Be ~41% - 48% Value Accretive to ACELYRIN Stockholders



Intrinsic Value[1]
$8.40
$5.68
$6.46
$4.59
ACELYRIN Standalone[2]
Pro Forma Value per ACELYRIN Share[3]

ACELYRIN's Value Accretion Analysis as of February 6, 2025[4]

- **Opportunity to participate in significant upside** (45% ownership in combined company) from a vast set of value inflecting near-term catalysts
  - ESK-001 pivotal PsO data in 1Q26
  - ESK-001 Phase 2b SLE data in 2026
  - A-005 Phase 2 MS data in 2026
  - Future lonigutamab catalysts
- Additional benefits from shared ownership of a **large, late-stage and diversified portfolio, scale and synergies**

Source: ACELYRIN 8-K Press Release on March 6th, 2025

Notes:

1. In connection with its consideration of the merger, the Board of ACELYRIN considered, among other things, a financial presentation from Guggenheim Securities, LLC ("Guggenheim Securities") dated as of February 6, 2025 (the "February 6, 2025 Presentation"). That presentation contained, among other things, a summary of a discounted cash flow analysis of ACELYRIN on a standalone basis that was perfomed by Guggenheim Securities based on financial projections provided by ACELYRIN (the "ACELYRIN Standalone DCF Analysis") and a summary of a discounted cash flow analysis of ACELYRIN and Alumis on a pro forma basis giving effect to the merger and certain transaction-related synergies that was perfomed by Guggenheim Securities based on financial projections provided by ACELYRIN (the "Pro Forma DCF Analysis"). The range of implied per share equity values of the common stock of ACELYRIN resulting from the ACELYRIN Standalone DCF Analysis is set forth above the caption "ACELYRIN Standalone" and the range of the implied equity values for the Alumis common stock to be received by the ACELYRIN stockholders in the merger per share of ACELYRIN common stock is set forth above the caption "Pro Forma Value per ACELYRIN share". Annex I to the March 6th, 2025 ACELYRIN 8-K contains a summary of certain assumptions made, procedures followed, matters considered and limitations, qualifications and other conditions relating to the ACELYRIN Standalone DCF Analysis and the Pro Forma DCF Analysis. The joint proxy statement / prospectus that will be filed with the SEC by Alumis and ACELYRIN in connection with the proposed transaction will contain a detailed summary of the financial analyses perfomed by Guggenheim Securities.
2. Guggenheim Securities used a discount rate range of 13.25% to 15.25% for the ACELYRIN Standalone DCF Analysis, based on its estimate of ACELYRIN's weighted average cost of capital.
3. Guggenheim Securities used a discount rate range of 12.00% to 14.00% for the Pro Forma DCF Analysis, based on its estimate of Alumis' weighted average cost of capital after giving pro forma effect to the merger.
4. March 6th, 2025 ACELYRIN 8-K – Value creation analysis pictured on page 6.

alumis

© Alumis

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8 Comprehensive Process Led to Value - Maximizing Opportunity for ACELYRIN Stockholders © Alumis T he Proposed M erger With Alumis Is the R esult of a Comprehensive P rocess C onducted by ACELYRIN Board 〉 This process began in Q2 2024 and encompassed interactions with ~25 potential counterparties 〉 A wide variety of potential transactions were explored with the help of a leading independent financial advisor The Combination With Alumis Is Expected To Be Significantly Value Accretive to ACELYRIN Stockholders 〉 Value accretion is driven by synergies, scale and shared ownership of a more diversified portfolio, and Alumis’ near - term value inflecting catalysts 〉 ACELYRIN Board determined that a transaction that supported the continued development of lonigutamab represented the best opportunity for long - term value creation for ACELYRIN stockholders The Transaction Is the Best Path Forward to Exploit the Full Potential Opportunity for Lonigutamab 〉 The Alumis combination provides the assets, resources, and talent for substantial long term value accretion

9 Alumis + ACELYRIN: A Well Characterized Late - Stage Portfolio With Significant Opportunity Genomic, proteomic and clinical insights validate and drive our Research and Development strategy and increase the probability of technical success (PTS) of our programs Experienced team with strong track record in value creation Proven Leadership High PTS Near Term Pivotal Data Large Opportunity Three highly differentiated clinical programs, (two TYK2 inhibitors and IGF - 1R inhibitor), provide strategic opportunities across a broad range of immune mediated diseases ESK - 001: Two major value inflection points expected in large indications A - 005: Potentially first - in - class fully CNS - penetrant TYK2 inhibitor expands breadth of addressable indications, including those within the CNS First - In - Class Market Maker © Alumis Differentiated MOA Lonigutamab: A next - generation subcutaneous anti - IGF - 1R with best - in - class potential in TED High efficacy oral and subcutaneous therapies provide significant market maker potential

Thank You!

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of management of Alumis Inc. (“Alumis”) and ACELYRIN, Inc. (“ACELYRIN”) in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than statements of historical facts, including express or implied statements regarding the proposed transaction; the conversion of equity interests contemplated by the agreement and plan of merger, dated as of February 6, 2025, by and among the parties (the “merger agreement”); the issuance of common stock of Alumis contemplated by the merger agreement; the expected filing by Alumis with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “registration statement”) and a joint proxy statement/prospectus of Alumis and ACELYRIN to be included therein (the “joint proxy statement/prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the sufficiency of the combined company’s capital resources; the combined company’s cash runway; the competitive ability and position of the combined company; the clinical pipeline of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Alumis’ and ACELYRIN’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approvals by both Alumis’ stockholders and ACELYRIN’S stockholders, and the potential failure to satisfy the other conditions to the consummation of the transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Alumis’ or ACELYRIN’s ability to attract, motivate, retain and hire key personnel and maintain relationships with partners, suppliers and others with whom Alumis or ACELYRIN does business, or on Alumis’ or ACELYRIN’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Alumis’ and ACELYRIN’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Alumis or ACELYRIN may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alumis or ACELYRIN to pay a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Alumis’ or ACELYRIN’s ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of Alumis securities to be issued in the proposed transaction; (xii) the risk that integration of the proposed transaction post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Alumis and ACELYRIN; (xiv) the implementation of each of Alumis’ and ACELYRIN’s business model and strategic plans for product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling potential existing and new products and product candidates; (xv) the scope, progress, results and costs of developing Alumis’ and ACELYRIN’s product candidates and any future product candidates, including conducting preclinical studies and clinical trials, and otherwise related to the research and development of Alumis’ and ACELYRIN’s pipeline; (xvi) the timing and costs involved in obtaining and maintaining regulatory approval for Alumis’ and ACELYRIN’s current or future product candidates, and any related restrictions, limitations and/or warnings in the label of any approved product; (xvii) the market for, adoption (including rate and degree of market acceptance) and pricing and reimbursement of Alumis’ and ACELYRIN’s product candidates, if approved, and their respective abilities to compete with therapies and procedures that are rapidly growing and evolving; (xviii) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other arrangements and the performance of third-party suppliers and manufacturers; (xix) the ability of each of Alumis and ACELYRIN to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (xx) Alumis’ ability to successfully integrate ACELYRIN’s operations and personnel; and (xxi) potential delays in initiating, enrolling or completing preclinical studies and clinical trials.

These risks, as well as other risks related to the proposed transaction, will be described in the registration statement and the joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the registration statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Alumis’ and ACELYRIN’s respective periodic reports and other filings with the SEC, including the risk factors identified in Alumis’ and ACELYRIN’s most recent Quarterly Reports on Form 10-Q and/or Annual Reports on Form 10-K. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Alumis and ACELYRIN and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers should also carefully review the risk factors described in other documents Alumis and ACELYRIN file from time to time with the SEC.

The forward-looking statements included in this communication are made only as of the date hereof. Alumis assumes no obligation and does not intend to update these forward-looking statements, even if new information becomes available in the future, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger, Alumis intends to file with the SEC the registration statement, which will include the joint proxy statement/prospectus. After the registration statement has been declared effective by the SEC, the joint proxy statement/prospectus will be delivered to stockholders of Alumis and ACELYRIN. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ALUMIS AND ACELYRIN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when available) and other documents filed by Alumis and ACELYRIN with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Alumis will be available free of charge under the SEC Filings heading of the Investor Relations section of Alumis’ website at https://investors.alumis.com/. Copies of the documents filed with the SEC by ACELYRIN will be available free of charge under the Financials & Filings heading of the Investor Relations section of ACELYRIN’s website at https://investors.acelyrin.com/.

Participants in the Solicitation

Alumis and ACELYRIN and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alumis’ directors and executive officers is set forth in Alumis’ registration statement on Form S-1/A (File No. 333-280068), which was filed with the SEC on June 24, 2024. Information about ACELYRIN’s directors and executive officers is set forth in the proxy statement for ACELYRIN’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2024, and ACELYRIN’s Current Reports on Form 8-K filed with the SEC on May 28, 2024, August 13, 2024 and December 10, 2024. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.